SEGMENT REPORTING - Schedule of Sales Data by Geographical Area (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
SEGMENT REPORTING
Net Sales by Segment	[1]	$ 15,753	$ 14,052	$ 15,921
Net Sales by Segment (as a percent)		100.00%	100.00%	100.00%
China
SEGMENT REPORTING
Net Sales by Segment		$ 2,577	$ 1,735	$ 1,858
Net Sales by Segment (as a percent)		16.00%	12.00%	11.00%
India
SEGMENT REPORTING
Net Sales by Segment		$ 8,268	$ 7,152	$ 8,221
Net Sales by Segment (as a percent)		53.00%	51.00%	52.00%
Japan
SEGMENT REPORTING
Net Sales by Segment		$ 4,908	$ 5,165	$ 5,842
Net Sales by Segment (as a percent)		31.00%	37.00%	37.00%

[1]	Revenue recognized for the years ended December 31, 2023, 2022 and 2021 that was included in deferred revenue (including current and non-current) and customer advances as of the beginning of each year was $0.1 million, $0.3 million and $0.4 million, respectively.